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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                           CRUSADE MANAGEMENT LIMITED
               (Exact name of obligor as specified in its charter)

Australia                                                  Not Applicable
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

4-16 Montgomery Street, Kogarah NSW 2217, Australia
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                  Class A-1 Mortgage Backed Floating Rate Notes
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
          IT IS SUBJECT.

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                   Name                                 Address
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     Superintendent of Banks of the          2 Rector Street, New York, N.Y.
     State of New York                       10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y.
                                             10045

     Federal Deposit Insurance Corporation   Washington, D.C. 20429

     New York Clearing House Association     New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

     1.   A copy of the Organization Certificate of The Bank of New York
          (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to
          Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -2-

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of February, 2005.

                                                   THE BANK OF NEW YORK

                                                   By: /s/ Michael Thomson
                                                       -------------------------
                                                       Name:  MICHAEL THOMSON
                                                       Title: VICE PRESIDENT

                                       -3-

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30,
2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.............     $3,036,306
  Interest-bearing balances......................................      9,034,655
Securities:
  Held-to-maturity securities....................................      1,693,598
  Available-for-sale securities..................................     20,325,634
Federal funds sold and securities purchased under
  agreements to resell...........................................
  Federal funds sold in domestic offices.........................         19,100
  Securities purchased under agreements to resell................      4,324,992
Loans and lease financing receivables:
  Loans and leases held for sale.................................          6,685
  Loans and leases, net of unearned income.......................     37,402,355
  LESS: Allowance for loan and lease losses......................        594,211
  Loans and leases, net of unearned income and allowance.........     36,808,144
Trading Assets...................................................      3,420,107
Premises and fixed assets (including capitalized leases).........        969,419
Other real estate owned..........................................          1,253
Investments in unconsolidated subsidiaries and
  associated companies...........................................        253,729
Customers' liability to this bank on acceptances outstanding.....        166,157
Intangible assets................................................
  Goodwill.......................................................      2,708,882
  Other intangible assets........................................        748,171
Other assets.....................................................      6,998,625
                                                                     -----------
Total assets.....................................................    $90,515,457
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LIABILITIES
Deposits:
  In domestic offices............................................    $40,236,165
  Noninterest-bearing............................................     15,201,748
  Interest-bearing...............................................     25,034,417
  In foreign offices, Edge and Agreement subsidiaries, and IBFs..     24,110,224
  Noninterest-bearing............................................        300,559
  Interest-bearing...............................................     23,809,665
Federal funds purchased and securities sold under
  agreements to repurchase.......................................
  Federal funds purchased in domestic offices....................        717,565
  Securities sold under agreements to repurchase................         812,853
Trading liabilities..............................................      2,598,442
Other borrowed money:
  (includes mortgage indebtedness and obligations under
     capitalized leases).........................................      4,158,526
Not applicable
Bank's liability on acceptances executed and outstanding.........        167,267
Subordinated notes and debentures................................      2,389,088
Other liabilities................................................      6,730,454
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Total liabilities................................................    $81,920,584
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Minority interest in consolidated subsidiaries...................        142,058
EQUITY CAPITAL
Perpetual preferred stock and related surplus....................              0
Common stock.....................................................      1,135,284
Surplus..........................................................      2,087,205
Retained earnings................................................      5,213,125
Accumulated other comprehensive income...........................         17,201
Other equity capital components..................................              0
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Total equity capital.............................................      8,452,815
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Total liabilities, minority interest, and equity capital.........    $90,515,457
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

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     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi          )
Gerald L. Hassell        )                        Directors
Alan R. Griffith         )

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